CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2020
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

15. CAPITAL MANAGEMENT

The Corporation’s objectives when managing capital are to ensure sufficient liquidity to support its financial obligations and to execute its operating and strategic plans, managing healthy liquidity reserves and access to capital.

The Corporation manages its capital structure and makes adjustments to it based on the funds available to the Corporation in order to support business development. The directors do not establish quantitative return on capital criteria for management, but rather rely on the expertise of the Corporation’s management to sustain future development of the business. In order to carry out the planned business development and pay for administrative costs, the Corporation will spend its existing working capital and seek to raise additional amounts, as needed. There were no changes in the Corporation’s approach to capital management during the years ended December 31, 2020 and 2019. The Corporation is not subject to externally imposed capital requirements apart from the need to maintain its listing in accordance with stock exchange requirements.

The Corporation raises capital, as necessary, to meet its needs and take advantage of perceived opportunities and, therefore, does not have a numeric target for its capital structure. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Corporation, is reasonable. The Corporation plans to use existing funds, as well as funds from the future sale of products, to fund operations and expansion activities. However, the Corporation may attempt to issue new shares or issue new debt for acquisitions. There can be no assurance that the Corporation will be able to continue raising capital in this manner.